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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported) - January 16, 1997


                        UNITED COMMUNITY BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


           MINNESOTA                333-15067                 41-1380239
(State or other Jurisdiction    (Commission File             (IRS Employer
      of incorporation)              Number)              Identification No.)




                        2600 EAGAN WOODS DRIVE, SUITE 155
                                 EAGAN, MN 55121
              (Address of principal executive offices and zip code)



                                 (612) 552-2828
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On January 16, 1997, the Company's wholly-owned subsidiary, PFC Acquisition Corp., merged with and into Park Financial Corporation ("PFC"). As a result of this merger, the Company acquired one hundred percent ownership of PFC. PFC is a registered bank holding company and owns one hundred percent of the capital stock of Park National Bank ("Park Bank"). Park Bank, a national banking association with its main banking house located in St. Louis Park, Minnesota, provides a wide range of commercial and consumer banking products and services for small-to-medium-sized businesses, consumers and professionals.

     In connection with the merger, the former shareholders of PFC received cash consideration in an amount equal to $94.1304 per share (for an aggregate cash merger consideration of $45,672,991). An amount equal to $1,215,256 of the aggregate merger consideration was paid to an escrow agent, who used that sum to purchase certain specified loans from PFC and Park Bank, which shall be collected by the escrow agent for the benefit of the former PFC shareholders. The aggregate merger consideration of $46,888,247 was based on the November 30, 1996 book value of PFC plus a premium plus a fixed daily accrual representing earnings from November 30, 1996 through January 16, 1997. The merger consideration formula resulted from a bidding process instituted by the majority shareholder of PFC, and was negotiated and agreed upon by the Company and PFC.

     There was no material relationship between PFC or its shareholders and the Company or any of the Company's affiliates, any director or officer of the Company or any associate of such director or officer.

     Financing for the merger consideration was obtained as follows: (i) $6,068,924 from the proceeds of the sale of the Company's Common Stock; (ii) $10,560,000 from the proceeds of the sale of the Company's Junior
Subordinated Deferrable Interest Debentures (the "Junior Subordinated Debentures"); (iii) $22,000,000 from the proceeds of a loan from Firstar Bank Milwaukee, N.A.; and (iv) $8,259,323 from cash on hand.

     The Company's Junior Subordinated Debentures were purchased by United Capital Trust I ("United Capital"), a trust created by the Company under the laws of the State of Delaware. United Capital was created for the specific purpose of issuing its preferred securities and its common securities, and investing the proceeds thereof in the Company's Junior Subordinated Debentures.

ITEM 7.  FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial statements of business acquired.

          The following financial statements of Park Financial Corporation ("PFC") and Subsidiary are filed as part of this report, which financial statements are incorporated by reference to the financial statements on the following pages in the Company's Registration Statement on Form S-1, SEC File No. 333-14587:


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                                                                           Page
                                                                           ----

          Independent Auditors' Report dated January 31, 1996. . . . . . . F-33

          Consolidated Balance Sheets as of September 30, 1996 (unaudited)
          and December 31, 1995 and 1994 . . . . . . . . . . . . . . . . . F-34

          Consolidated Statements of Income for the Nine Months ended
          September 30, 1996 and 1995 (unaudited) and for the Years Ended
          December 31, 1995, 1994 and 1993 . . . . . . . . . . . . . . . . F-35

          Consolidated Statements of Stockholders' Equity for the Nine Months Ended September 30, 1996 and 1995 (unaudited) and for the Years
          Ended December 31, 1995, 1994 and 1993 . . . . . . . . . . . . . F-36

          Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 1996 and 1995 (unaudited) and for the Years Ended
          December 31, 1995, 1994 and 1993 . . . . . . . . . . . . . . . . F-37

          Notes to Consolidated Financial Statements . . . . . . . . . . . F-38

     (b)  Pro forma financial information.

          The following unaudited pro forma financial statements are filed as part of this report, which unaudited pro forma financial statements are incorporated by reference to the unaudited pro forma financial statements on the following pages in the Company's Registration Statement on Form S-1:

          Unaudited Pro Forma Consolidated Financial Statements of the
          Company and PFC. . . . . . . . . . . . . . . . . . . . . . . . . F-51

          Unaudited Pro Forma Consolidated Balance Sheet as of September
          30, 1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-52

          Unaudited Pro Forma Consolidated Statement of Income for the
          Year Ended December 31, 1995 . . . . . . . . . . . . . . . . . . F-53

          Unaudited Pro Forma Consolidated Statement of Income for the
          Nine Months Ended September 30, 1996 . . . . . . . . . . . . . . F-54

          Unaudited Pro Forma Consolidated Statement of Income for the
          Nine Months Ended September 30, 1995 . . . . . . . . . . . . . . F-55

          Note to Unaudited Pro Forma Consolidated Financial Statements. . F-56



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     (c)  Exhibits.  The following exhibits are included with this report:

          2.1 Merger Agreement dated October 7, 1996 between the Company and Park Financial Corporation (incorporated by reference to Exhibit
               2.1 in the Company's Registration Statement on Form S-1, SEC File No. 333-14587).

          10.1 Amended and Restated Revolving Credit and Term Loan Agreement dated January 16, 1997 between the Company and Firstar Bank Milwaukee, N.A.

          23.1 Consent of Larson, Allen, Weishair, & Co., LLP

          99.1 Financial Statements of Park Financial Corporation for the three years ended December 31, 1995.

          99.2 Pro Forma Financial Statements of United Community Bancshares, Inc. and Park Financial Corporation for the year ended December 31, 1995 and the nine months ended September 30, 1996.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


DATED:  January 30, 1997           UNITED COMMUNITY BANCSHARES, INC.



                                   By:  /s/ Galen T. Pate
                                        Galen T. Pate, President









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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                             Commission File No.:
January 16, 1997                                                       333-15067

--------------------------------------------------------------------------------
                        UNITED COMMUNITY BANCSHARES, INC.
--------------------------------------------------------------------------------

Exhibit
-------
2.1* Merger Agreement dated October 7, 1996 between the Company and Park Financial Corporation.(incorporated by reference to Exhibit 2.1 in the Company's Registration Statement on Form S-1, SEC File No. 333-14587).

10.1** Amended and Restated Revolving Credit and Term Loan Agreement dated January 16, 1997 between the Company and Firstar Bank Milwaukee, N.A.

23.1**    Consent of Larson, Allen, Weishair, & Co., LLP

99.1** Financial Statements of Park Financial Corporation for the three years ended December 31, 1995.

99.2** Pro Forma Financial Statements of United Community Bancshares, Inc. and Park Financial Corporation for the year ended December 31, 1995 and the nine months ended September 30, 1996.


 *Incorporated by reference.
**Filed herewith.


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